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                                                                    EXHIBIT 10.1



                        2000 SPECTRA-PHYSICS LASERS, INC.

                              STOCK INCENTIVE PLAN

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                        2000 SPECTRA-PHYSICS LASERS, INC.

                              STOCK INCENTIVE PLAN


1.      PURPOSE OF THE PLAN

        The purpose of the Plan is to promote the long term financial success of Spectra-Physics Lasers, Inc., its Subsidiaries and Affiliates, and to materially increase shareholder value by: (i) providing performance related incentives that motivate superior performance on the part of the Company's employees, officers, directors and others providing value to the Company; (ii) providing the Company's employees, officers, directors and others providing value to the Company with the opportunity to acquire an ownership interest in the Company, and to thereby acquire a greater stake in the Company and a closer identity with it; and (iii) enabling the Company to attract and retain the services of employees, officers, directors and others providing value to the Company of outstanding ability and upon whose judgment, interest and special effort the successful conduct of the Company's operations is largely dependent.

2.      DEFINITIONS

        2.1. "Act" means the Securities Exchange Act of 1934, as amended.

        2.2. "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Committee.

        2.3. "Award" means an award of Options, SARs, Restricted Stock or any combination thereof.

        2.4. "Award Share" means any share of Common Stock purchased upon the exercise of an Option or SAR, or issued pursuant to an Award of Restricted Stock.

        2.5. "Board" means the Board of Directors of the Company.

        2.6. "Cause" means a Participant's (i) engagement in willful or gross misconduct or neglect; (ii) continual failure to perform his or her duties for the Company, a Subsidiary or an Affiliate; (iii) commitment of a felony or any crime involving the Company, a Subsidiary or an Affiliate; or (iv) commitment of fraud, misappropriation or embezzlement.

        2.7. "Change of Control" means, following the effective date of this Plan, the merger, consolidation or other combination of the Company with, or acquisition of the Company by, another person or entity, or the divisive reorganization, liquidation or partial liquidation of the Company; provided that a "Change of Control" shall not occur when the Company merges with another person or entity and the Company is the surviving entity.

        2.8. "Code" means the Internal Revenue Code of 1986, as amended.



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        2.9. "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a Non-Employee Director and an Outside Director.

        2.10. "Common Stock" means the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 10.

        2.11. "Company" means Spectra-Physics Lasers, Inc., a Delaware corporation, or any successor corporation.

        2.12. "Fair Market Value" means, on any given date:

               2.12.1. if the Common Stock is listed on an established stock exchange or exchanges, the closing price of Common Stock on the principal exchange on which it is traded on such date, or if no sale was made on such date on such principal exchange, on the last preceding day on which the Common Stock was traded;

               2.12.2. if the Common Stock is not then listed on an exchange, but is quoted on NASDAQ or a similar quotation system, the mean between the closing bid and asked prices per share for the Common Stock as quoted on NASDAQ or similar quotation system on such date;

               2.12.3. if the Common Stock is not then listed on an exchange or quoted on NASDAQ or a similar quotation system, the value, as determined in good faith by the Committee.

        2.13. "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

        2.14. "Non-Employee Director" means a member of the Board who meets the definition of a "Non-Employee Director" under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act.

        2.15. "Non-Qualified Stock Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Stock Option by the Committee.

        2.16. "Option" means the right, granted from time to time under the Plan, to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

        2.17. "Outside Director" means a member of the Board who meets the definition of an "Outside Director" under Section 162(m) of the Code and related regulations.

        2.18. "Participant" means a person who is designated by the Committee as eligible to participate in the Plan and who receives an Award under this Plan.



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        2.19. "Performance Goal" means a goal that has been established by the
Committee and that must be met by the end of a Performance Period (but that is substantially uncertain to be met before the grant). The Committee shall have sole discretion to determine the specific targets within each category of Performance Goals, and whether such Performance Goals have been achieved. With respect to any Section 162(m) Participant, such Performance Goals shall include:
(i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on equity of the Company, or (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof).

        2.20. "Performance Period" means the time period during which Performance Goals must be met.

        2.21. "Permitted Transferee" means the spouse, parents, siblings, children or grandchildren (in each case, natural or adopted) of a Participant, any trust for his or her benefit or the benefit of his or her spouse, parents, siblings, children or grandchildren (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest in such corporation or partnership is such individual Participant or Permitted Transferee (or any trust for the benefit of such persons).

        2.22. "Plan" means the 2000 Spectra-Physics Lasers, Inc. Stock Incentive Plan herein set forth, as amended from time to time.

        2.23. "Restricted Stock" means Common Stock awarded by the Committee under Section 8 of the Plan.

        2.24. "Restriction Period" means the period during which Restricted Stock awarded under the Plan is subject to forfeiture.

        2.25. "SAR" means the right to receive, in cash or in Common Stock, as determined by the Committee, the increase in the Fair Market Value of the Common Stock underlying the SAR from the date of grant to the date of exercise.

        2.26. "Section 162(m) Participant" means any employee of the Company or its Subsidiaries designated by the Committee as a key employee whose compensation for the fiscal year in which the key employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

        2.27. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



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        2.28. "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.


3.      ELIGIBILITY

        Any employee, officer, director or other person providing value to the Company who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option may only be granted to an employee of the Company or a Subsidiary.

4.      ADMINISTRATION

        4.1. Members of the Committee shall be appointed by and hold office at the pleasure of the Board. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        4.2. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan, and full authority to act in selecting the eligible persons to whom Awards may be granted, in determining the times at which such Awards may be granted, in determining the time and the manner in which Options and SARs may be exercised, in determining the type and amount of Awards that may be granted, in determining the terms and conditions of Awards that may be granted under the Plan, including a Participant's rights under an Award once his or her service or employment has terminated, and the terms of agreements which will be entered into with Participants (which terms shall not be inconsistent with the terms of the Plan). Such agreements may include provisions on the Company's right to purchase any Common Stock issued to the Participant under the Plan upon the termination of the Participant's service. The Committee also shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals for different Participants.

        4.3. The Committee shall have the power to accelerate the exercisability or vesting of any Award. Notwithstanding the foregoing or any other provision of the Plan, the Committee shall not alter the exercisability or vesting of an Award granted to a Section 162(m) Participant when such exercisability or vesting depends on the attainment of one or more Performance Goals, except in the event of a Change of Control, or the death or disability of the Participant.

        4.4. The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; and to determine under Section 11 the



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effect, if any, of a Change of Control upon outstanding Awards; and to grant
Awards (other than Incentive Stock Options) that are transferable by a Participant.

        4.5. The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the full and final authority in its sole discretion to interpret the provisions of the Plan and to decide all questions of fact arising in the application of the Plan's provisions, and to make all determinations necessary or advisable for the administration of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive for all purposes and upon all Participants.

        4.6. The Committee may condition the grant of any Award or the lapse of any Restriction Period upon the Participant's or Company's achievement of a Performance Goal or Goals. If an Award to a Section 162(m) Participant is to made subject to Performance Goals, the Committee shall, in its sole discretion, determine and establish the Performance Goals for the Participant prior to the completion of 25% of the relevant Performance Period, or such earlier date as is required under Section 162(m) of the Code. After the end of any Performance Period, the Committee shall certify in writing the level of attainment of the Performance Goals for the Performance Period.


5.      SHARES OF STOCK SUBJECT TO THE PLAN

        5.1. Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be 2,500,000 shares.

        5.2. The maximum number of shares of Common Stock covered by Awards granted to any employee of the Company or a Subsidiary under the Plan during any calendar year shall not exceed 1,000,000 (the "Individual Limit").

        5.3. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the number of shares of Common Stock available for Awards under the Plan, or (ii) be counted against the Individual Limit. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan; however, such shares shall be counted against the Individual Limit.



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6.      OPTIONS

        The grant of Options shall be subject to the following terms and conditions:

        6.1. Option Grants: Any Option granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. Such agreements shall state whether the Option is an Incentive Stock Option or Non-Qualified Stock Option.

        6.2. Number of Shares: Subject to the Individual Limit, the Committee shall specify the number of shares of Common Stock subject to each Option.

        6.3. Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be as determined by the Committee, but shall not be less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

        6.4. Term of Option and Vesting: The Committee shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than 10 years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). The right to exercise an option or the underlying shares of Common Stock obtained upon the exercise of an Option may be subject to a vesting schedule and/or the attainment of Performance Goals as determined by the Committee and set forth in the applicable stock option agreement. An Incentive Stock Option shall not be exercisable for more than one year after a Participant's termination due to disability, or for more than three months after any other termination of employment.

        6.5. Incentive Stock Options: Each provision of the Plan and each agreement relating to an Incentive Stock Option shall be construed and interpreted in a manner consistent with the requirements of Section 422 of the Code. In no event may a Participant be granted an Incentive Stock Option which does not comply with the limitations prescribed by Section 422 of the Code. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exerciseable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

        6.6. Restrictions on Transferability: Except as otherwise permitted under Section 422 of the Code, no Incentive Stock Option shall be transferable and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 6.



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        6.7. Exercise of Option and Payment of Option Price: An Option may be
exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock held by the Participant for at least 6 months and valued at their Fair Market Value on the date of exercise.


7.      STOCK APPRECIATION RIGHTS

        The grant of SARs shall be subject to the following terms and conditions:

        7.1. Grant of SARs: Any SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall specify the number of shares of Common Stock subject to the Award, conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable. The base price of an SAR shall be the Fair Market Value of the Common Stock on the date of grant.

        7.2. Tandem SARs. An SAR granted under the Plan may be granted in tandem with all or a portion of a related Option. An SAR granted in tandem with an Option may be granted either at the time of the grant of the Option or at a time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable. The base price of an SAR granted in tandem with an Option shall be the option price under the related Option.

        7.3. Exercise of an SAR: An SAR shall entitle the Participant to surrender unexercised the SAR (or any portion of such SAR) and to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Restricted Stock, or any combination thereof, as the Committee shall determine. Upon exercise of an SAR issued in tandem with an Option or lapse thereof, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised, or lapses, as to some or all of the shares of Common Stock covered by the grant, the related SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

        7.4. Other Applicable Provisions: SARs shall be subject to the same terms and conditions applicable to Options as stated in section 6.4.



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8.      RESTRICTED STOCK

        An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events or upon the Participant's and/or Company's failure to achieve Performance Goals established by the Committee. A grant of Restricted Stock shall be subject to the following terms and conditions:

        8.1. Grant of Restricted Stock Award. Any Restricted Stock granted under the Plan shall be evidenced by a written agreement executed by the Company and the Participant, which agreement shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award,
(ii) the Restriction Period applicable to each Award, (iii) the events that will give rise to a forfeiture of the Award, (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award, (v) the extent to which the Participant's right to receive Common Stock under the Award will lapse if the Performance Goals, if any, are not met, and (vi) whether the Restricted Stock is subject to a vesting schedule. The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

        8.2. Delivery of Restricted Stock. Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, or pledge of the Restricted Stock during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

        8.3. Dividend and Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period, the Participant shall not have any of the rights of a shareholder, including the right to vote the shares of Restricted Stock and receive dividends and other distributions. If the Participant does have the right to receive such distributions during the Restriction Period, any distributions in the form of Common Stock shall be subject to the same restrictions as the underlying Restricted Stock.

        8.4. Receipt of Common Stock. At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Restricted Stock agreement, the number of shares of Restricted Stock with respect to which the restrictions shall lapse. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock. Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions have lapsed shall be delivered to the Participant (or, where appropriate, the Participant's legal representative).



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        8.5. Termination. Unless otherwise determined by the Committee, if a
Participant's employment or service with the Company, a Subsidiary or an Affiliate terminates for any reason, any unvested Restricted Stock shall be forfeited.


9.      DEFERRAL ELECTION

        Notwithstanding any provision of the Plan to the contrary, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock that the Participant would otherwise be entitled to receive pursuant to an Award. Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock deferred by all Participants pursuant to this Section 9 if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company.

10.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Committee shall make appropriate adjustment in the number and kind of shares authorized for use under the Plan, the Individual Limit and any adjustments to outstanding Awards as it determines appropriate. The adjustments to outstanding Awards shall include, but not be limited to, the number of shares covered, the respective prices, limitations, and/or Performance Goals applicable to the outstanding Awards. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Participant. The determinations and adjustments made by the Committee pursuant to this Section 10 shall be conclusive.

11.     CHANGE OF CONTROL OF THE COMPANY

        11.1. Options and SARs. Upon a Change of Control, all Options and SARs that are unexercised and outstanding may, at the discretion of the Committee:

               11.1.1. become immediately and fully vested and exercisable;

               11.1.2. be canceled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying an Option or SAR as of the date of the Change of Control over the option price of the Option or the base price of the SAR;

               11.1.3. be terminated immediately prior to the Change of Control, provided that the Participant fails to exercise the Option or SAR within a specified period following the



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Participant's receipt of a written notice of such Change in Control and of the
Company's intention to terminate the Option or SAR prior to such Change of Control; or

               11.1.4. be assumed by the successor corporation, and shall be substituted with options or SARs involving the common stock of the successor corporation, with the terms and conditions of the substituted options or SARs being no less favorable than the Options or SARs granted by the Company.

        11.2. Restricted Stock Awards. Upon a Change of Control, all Restricted Stock Awards that are outstanding may, at the discretion of the Committee, become immediately and fully vested.


12.     EFFECTIVE DATE, TERMINATION AND AMENDMENT

        The Plan shall become effective on the date it is approved by the Board, subject to shareholder approval. Options granted under the Plan prior to such shareholder approval shall expressly not be exercisable prior to such approval. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval to the extent such approval is required under Code Section 422, Code
Section 162(m), any applicable law or the rules of a stock exchange or NASDAQ. Termination of the Plan pursuant to this Section 12 shall not affect Awards outstanding under the Plan at the time of termination.

13.     TRANSFERABILITY

        Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Participant's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant to a Permitted Transferee during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Participant. A Permitted Transferee shall, in all cases, be subject to the provisions of the agreement between the Company and the Participant. The rights of the Permitted Transferee shall be no greater than the rights that would be acquired by the Participant's estate if the Participant were to die prior to the transfer of the Award.

14.     GENERAL PROVISIONS

        14.1. No Right to Continued Employment or Service. Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate, or upon any other person any right with respect to continued service for the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment or service of any person at any time.



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        14.2. Transfer of Employment. For purposes of this Plan, a transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed a termination of employment.

        14.3. Payment of Taxes. The Company shall have the power to withhold, or require a Participant to remit to the Company, all taxes required to be paid in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. The Company's power to withhold a portion of the cash or Common Stock received pursuant to an Award, or require that the Participant remit the applicable taxes shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock or cash, or the exercise of Options or SARs, the Company shall have the right to retain the shares of Common Stock or cash to be paid pursuant to the Award, or the exercise of the Option or the SAR, until the Company determines that the applicable withholding taxes have been satisfied.

        14.4. Restrictions on Shares. The Award Shares shall be subject to restrictions on transfer pursuant to applicable securities laws and such other agreements as the Committee shall deem appropriate and shall bear a legend subjecting the Award Shares to those restrictions on transfer in accordance with the applicable Award. The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under any other applicable law, regulation, rule or agreement.

        14.5. Requirements of Law. The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (a) the listing, registration or qualification of the Award Shares upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body or (c) an agreement by the recipient of an Award with respect to the disposition of the Award Shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of the Award Shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

        14.6. Amending of Awards. The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Participant, except in the case of amendments adverse to the Participant, in which case the Participant's consent to any such amendment is required.

        14.7. No Shareholder Rights. Except as otherwise provided in Section 8, a Participant shall have no rights as a shareholder with respect to shares of Common Stock subject to an Award unless and until certificates for the Award Shares are issued to the Participant.

        14.8. Changes in Current Law. A citation to any law, regulation or rule herein shall be construed to be a citation to the most recent version of, or successor to, any such law, regulation or rule.



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        14.9. Headings. Section headings are included only for ease of reference. Headings are not intended to constitute substantive provisions of the Plan and shall not be used to interpret the scope of this Plan or the rights or obligations of the Company in any way.

        14.10. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.







        To record the adoption of the Plan, Spectra-Physics Lasers, Inc. has caused its authorized officers to affix its corporate name and seal this ______ day of _________, 2000.




                                             SPECTRA-PHYSICS LASERS, INC.

Attest:


-----------------------------------          -----------------------------------
                                             By: Patrick L. Edsell
                                                 Chairman, President and
                                                 Chief Executive Officer



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                                 AMENDMENT NO. 1
                                     TO THE

                        2000 SPECTRA-PHYSICS LASERS, INC.
                              STOCK INCENTIVE PLAN


        Pursuant to the power reserved to it in Section 12 of the 2000 Spectra-Physics Lasers, Inc. Stock Incentive Plan (the "Plan"), Spectra-Physics Lasers, Inc. hereby amends the Plan, effective September 1, 2000 as follows:



        1.     SECTION 2.9 IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

    "'Committee' means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a Non-Employee Director and an Outside Director. Notwithstanding the foregoing, the Board may designate one or more of its members to serve as a Secondary Committee and delegate to the Secondary Committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act or Section 162(m) of the Code. The Secondary Committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan."


                                  *     *     *

        To record the adoption of this Amendment No. 1 to the Plan, Spectra-Physics Lasers, Inc. has authorized its officers to execute this Amendment this ___ day of ____________, 2000.


                                             SPECTRA-PHYSICS LASERS, INC.



Attest :                                     By:
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